SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 30, 2003

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North 44th Street, Suite 700, Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(602) 685-4000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBITS
EX-99

Item 12. Results of Operations and Financial Condition
Signatures
Exhibit 99

ITEM 12. Results of Operations and Financial Condition.

     On July 30, 2003, Mesa Air Group, Inc. (the “Company”), announced via press release the Company’s results for its third quarter ended June 30, 2003 and conducted a publicly-available conference call discussing those results. This Form 8-K and the attached Exhibit 99 are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

     A copy of the Company’s press release is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mesa Air Group, Inc.

	By	/s/ George Murnane III Executive Vice President And Chief Financial Officer

Dated: July 30, 2003

EXHIBITS

Exhibit No	Description

99	Press Release dated July 30, 2003, announcing third quarter financial results.